            As filed with the Securities and Exchange Commission on May 14, 2003
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 14, 2003
                                                           ------------



                            Tufco Technologies, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                       0-21108                  39-1723477
 --------------------------         ---------------          -------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)



    PO Box 23500, Green Bay, Wisconsin                              54305
    ----------------------------------                            ---------
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's telephone number, including area code:  920.336.0054
                                                     ------------

================================================================================

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

           The following exhibits are filed herewith:

  Exhibit No.     Description

  99.1            Press Release dated May 13, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         The information contained in this Item 9 of this Current Report on Form 8-K of Tufco Technologies, Inc. is being furnished pursuant to "Item
         12. Results of Operations and Financial Condition" of the Securities and Exchange Commission's (the "SEC") Form 8-K in accordance with the guidance provided under SEC Release Nos. 33-8216 and 34-47583.

         The information, including the exhibits attached hereto, in this Current Report on Form 8-K is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

         Attached and incorporated herein by reference as Exhibit 99.1, is a copy of the press release of Tufco Technologies Inc., dated May 13, 2003, reporting Tufco Technologies Inc.'s financial results for the quarter ended March 31, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TUFCO TECHNOLOGIES, INC.



Dated:  May 13, 2003                     By: /s/ MICHAEL B. WHEELER
                                             -----------------------------------
                                             Michael B. Wheeler
                                             Vice President and Chief
                                             Financial Officer






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                               INDEX TO EXHIBITS

  EXHIBIT NO.     DESCRIPTION
  -----------     -----------
  99.1            Press Release dated May 13, 2003.